UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 3, 2008
Advanced Environmental Recycling Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10367 (Commission File Number)	71-0675758 (I.R.S. Employer Identification No.)

914 N Jefferson Street Springdale, Arkansas (Address of Principal Executive Offices)	72764 (Zip Code)

Registrant’s telephone number, including area code	(479) 756-7400
Not Applicable
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On July 9, 2008, the Company issued a press release, which is filed as an exhibit to this 8-K, announcing certain results of operations for the quarter and six months ended June 30, 2008.

ITEM 8.01	OTHER EVENTS
     On July 3, 2008, the Company issued a press release, which is filed as an exhibit to this 8-K, announcing the implementation of a process re-engineering plan.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
99.1	Press release issued July 9, 2008 announcing certain results of operations for the quarter and six months ended June 30, 2008.
99.2	Press release issued July 3, 2008 announcing the implementation of a process re-engineering plan.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADVANCED ENVIRONMENTAL RECYCLING TECHNOLOGIES, INC.
By:	/s/ JOE G. BROOKS
Joe G. Brooks,
Chairman and Chief Executive Officer

Date: July 9, 2008